                          MACROVISION CORPORATION
                            STOCK OPTION PLAN

                As Adopted Effective September 9, 1988;
                     Amended September 22, 1988;
                    Amended September 13, 1990;
                Amended and Restated February 6, 1992;


1. PURPOSE. The purpose of the MACROVISION CORPORATION STOCK OPTION PLAN (the "Plan") is to grant to selected employees, directors, and consultants of Macrovision Corporation, a California corporation (the "Company") and its subsidiaries and affiliates, a favorable opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue a qualifying relationship with the Company; increasing the interest of such persons in the Company's welfare through participation in the growth and value of the Common Stock; and furnishing such persons with an incentive to improve operations and increase profits of the Company.

      To accomplish the foregoing objectives, this Plan provides a means whereby employees, directors, and consultants may receive options to purchase Common Stock. Options granted under this Plan will be either nonstatutory stock options (subject to federal income taxation upon exercise) or incentive stock options (generally not subject to immediate federal income taxation upon exercise).

2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a committee appointed by the Board which shall not have less than two (2) members (in either case, the "Administrator"). No option shall be granted to a director or officer of the Company except (i) by the Board when all of its members are disinterested persons, or (ii) by an Administrator other than the Board when the Administrator is composed of two (2) or more directors having full authority to act in the matter and each member of the Administrator is a disinterested person. "Disinterested person", for this purpose, shall mean a person who, at the time he exercises discretion in administering the Plan, has not at any time within one (1) year prior thereto been granted or awarded selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of the Plan, the Administrator shall have the sole authority, in its discretion:


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     (a)  to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

     (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

     (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

     (d)  to determine the term and the exercise schedule of each option;

     (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Administrator has granted an option;

     (f)  to interpret the Plan;

     (g) to accelerate the exercise date or schedule with respect to any option granted under the Plan or, with the consent of the holder thereof, to modify or amend any such option; and

     (h) to make all determinations deemed necessary or advisable for the administration of the Plan.

   3. ELIGIBILITY. Every individual who at the date of grant is an employee of the Company or of any parent or subsidiary of the Company (as defined in Section 5.1(c) below) is eligible to receive incentive stock options and nonstatutory stock options to purchase Common Stock under this Plan. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a non-officer, non-director employee of the Company or a parent or subsidiary of it. Every individual who at the date of grant is a consultant to, or a non-employee director of, the Company or of any affiliate of the Company (as defined in Section 150 of California Corporations Code) is eligible to receive nonstatutory stock options to purchase Common Stock under this Plan, but shall not be eligible to receive incentive stock options. The term "consultant" includes individuals employed by, or otherwise affiliated with, a person providing consulting services to the Company. Notwithstanding the above, neither A. Victor Farrow nor John O. Ryan shall be eligible to receive any stock options under this Plan, and Eugene Eidenberg shall be eligible to receive stock options under this Plan for eighty-three thousand two hundred seventeen (83,217) shares (subject to adjustment as provided in Section 7 hereof) only.


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4.   COMMON STOCK SUBJECT TO PLAN.

     (a) There shall be reserved for issue upon the exercise of options granted under the Plan one million seven hundred fifty thousand (1,750,000) shares of Common Stock, subject to adjustment as provided in Section 7 hereof. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

     (b) Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan, plus the aggregate number of shares issued upon the exercise of all options granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of Section 4(a) above.

   5. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a stock option agreement between the individual to whom the option is granted (the "optionee") and the Company. Each such agreement shall designate the option thereby granted as an incentive stock option, a nonstatutory stock option or in part an incentive stock option and in part a nonstatutory stock option. Each such agreement shall be subject to the terms and conditions set forth in Section 5.1, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate in each case. Incentive stock options shall be subject also to the terms and conditions set forth in Section 5.2.

     5.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE SUBJECT. All options granted under this Plan shall be subject to the following terms and conditions:

          (a) TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, and such period or periods may be amended subsequently only by written mutual agreement of the Company (at the direction of the Administrator) and the optionee. In no event shall such period extend beyond ten (10) years from the date the option is granted in the case of an incentive stock option or ten (10) years and one (1) week from the date the option is granted in the case of a nonstatutory stock option.

          (b) EXERCISE PRICE. The price to be paid for each share of Common Stock upon the exercise of an option shall be determined by the Administrator at the time the option is granted, but shall in no event be less than eighty-five percent (85%) in the case of a nonstatutory stock option, and one hundred percent (100%) in the case of an incentive stock

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option, of the fair market value of a share of Common Stock on the date the option is granted. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, then the fair market value of the Common Stock on such date shall be the mean of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Administrator shall determine the fair market value of the Company's Common Stock on such date.

          (c) MORE THAN TEN PERCENT SHAREHOLDERS. No option shall be granted to any individual who, at the time such option would be granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in Section 5.1(b) hereof) is not less than one hundred percent (100%) in the case of a nonstatutory stock option, one hundred ten percent (110%) in the case of an incentive stock option, of the fair market value of the Common Stock on the date the option is granted, and in the case of an incentive stock option the period within which the option may be exercised (as provided in Section 5.1(a) hereof) does not exceed five
(5) years from the date the option is granted. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this
Section 5.1(c), in determining stock ownership, an optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants.
 Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such optionee holds an option shall not be counted. Additionally, for purposes of this Section 5.1(c), outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the optionee or by any other person.

          (d) METHOD OF PAYMENT FOR COMMON STOCK. The exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase.

          (e) NONTRANSFERABILITY. All options shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee.

          (f) REPURCHASE OF STOCK. If provided in the stock option agreement, at the discretion of the Administrator, the stock to be delivered pursuant to the exercise of any option granted under this Plan may be subject to a right of repurchase in favor of the Company with respect to any optionee whose relationship with the Company is terminated. Such right of repurchase shall be at the option exercise price and shall expire at such time or times as set by the Administrator. Determination of the number of shares subject to such right of repurchase shall be made as of the date the optionee's relationship with the Company terminates.

          (g) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an option, the optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

     5.2 ADDITIONAL TERMS AND CONDITIONS TO WHICH INCENTIVE STOCK OPTIONS ARE SUBJECT. Options granted under this Plan which are designated as incentive stock options shall be subject to the following additional terms and conditions:

          (a) ANNUAL LIMITATION. The aggregate fair market value (determined as of the date an incentive stock option is granted) of the stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one (1) calendar year (under this Plan and under all other incentive stock option plans of the Company and of any parent or subsidiary corporation) shall not exceed One Hundred Thousand Dollars ($100,000).

          (b) DEATH. Upon the death of an employee, any incentive stock option which such employee holds may be exercised, within such period after the date of death as the Administrator shall prescribe in the stock option agreement, by the employee's representative or by the person entitled thereto under the employee's will or the laws of intestate succession.

          (c) DISABILITY. Upon the permanent and total disability of an employee (as defined in Section 105(d)(4) of the Code), any incentive stock option which the employee holds may be exercised by the employee within such period after the date of termination of employment resulting from such disability (not to exceed twelve (12) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of Section 5.2(b) hereof shall apply.

          (d) RETIREMENT. Upon the voluntary retirement of an employee at or after reaching sixty-five (65) years of age, an incentive stock option may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of retirement (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of Section 5.2(b) hereof shall apply.

          (e) TRANSFER TO RELATED CORPORATION. In the event that an employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan.

          (f) OTHER SEVERANCE. In the event an employee leaves the employ of the Company for any reason other than as set forth in subsections (b) through (e), above, any incentive stock option which such employee holds may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of severance (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement.

          (g) DISQUALIFYING DISPOSITIONS. If Common Stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of within two (2) years from the date of grant of the option or within one (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

     6. STOCK ISSUANCE AND RIGHTS AS SHAREHOLDER. Notwithstanding any other provisions of the Plan, no optionee shall have any of the rights of a shareholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

     7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) Subject to any required action by the Company's shareholders, the number of shares of Common Stock covered by this Plan as provided in
Section 4, the number of shares covered by each outstanding option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

          (b) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding option to terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces then with substitute options having substantially similar terms and conditions; provided, however, that if an outstanding option is to terminate upon any such event, the Administrator on such terms and conditions as it deems appropriate, shall provide either by the terms of the stock option agreement or by a resolution adopted prior to the occurrence of any such event, that, for some period of time prior to such event, such option shall be exercisable as to all of the shares covered by the portion of the option that previously has not lapsed, terminated, or been exercised, notwithstanding any exercise schedule provided in the stock option agreement.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

          (d) Except as hereinabove expressly provided in this Section 7, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder.

         (e) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     8.   SECURITIES LAW REQUIREMENTS.

          (a) The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

          (b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934; (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

     9. AMENDMENT. The Board may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable, except that, without the approval of the Company's shareholders in compliance with the requirements of applicable law, no such revision or amendment shall:

          (a)  increase the number of shares of Common Stock reserved under
Section 4 hereof for issue under the Plan, except as provided in Section 7 hereof;

          (b) change the class of persons eligible to participate in the Plan under Section 3 hereof;

          (c)  extend the term of the Plan under Section 10 hereof; or

          (d)  amend this Section 9 to defeat its purpose.

     10. TERMINATION. The Plan shall terminate automatically on August 31, 1998, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

     11. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Administrator makes the determination granting such option.

     12. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company on September 9, 1988, and shall be effective on said date, provided the Plan is approved within twelve (12) months of said date by the shareholders of the Company in accordance with the requirements of the Code and the California General Corporation Law. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

     14. COMPANY FINANCIAL INFORMATION. The Company shall provide all optionees on an annual basis with the balance sheet and income statement for the then ending financial year to the same extent such information is made available to shareholders of the Company.

                             MACROVISION CORPORATION
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



                        --------------------------------
                                (DATE OF GRANT)

     MACROVISION CORPORATION, a California corporation (the "Company"), does hereby grant to _____________ (the "Employee") a non-transferable option to purchase an aggregate of _______ shares of the Company's Common Stock, without par value, at the price of _________________ ($_____) per share, upon the following terms and conditions:

     1. TERM OF OPTION. Notwithstanding any other provision of this Agreement, the option granted hereby and all rights of the Employee to purchase Common Stock hereunder shall expire with respect to all of the shares subject hereto on (10 YEARS) (the "Expiration Date"); provided, however that this option shall be subject to termination prior to the Expiration Date in accordance with the provisions of Sections 2, 4, and 10 hereof.

     2. EXERCISE SCHEDULE. Subject to the remaining provisions of this Agreement, the option shall be exercisable in accordance with the following schedule:

     (1/6) shares on or after (1 year from date of grant or employment) (1/3) additional shares on or after (2 years from date of grant or employ)
     (1/2)    additional shares on or after (3 years from date of grant or employ)

     The dates appearing in the above schedule refer to the earliest dates on which the option may be exercised with respect to the number of shares set forth therein, and the option may be exercised with respect to all or any part of such shares at any time (prior to the Expiration Date or earlier termination of this option) on or after such dates. The Employee must be and remain in the employ of the Company, or of any parent corporation or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f), during the entire period commencing with the date of grant of this option and ending with each of the dates appearing in the above schedule in order to exercise the option with respect to the number of shares set forth next to each such date.

     3. ACCELERATED EXERCISE. The Company and University National Bank & Trust Company, Trustee (the "Purchaser") are parties to a Stock and Convertible Note Purchase Agreement dated May 24, 1991 (the "Purchase Agreement"). In the event that the Purchaser makes an offer pursuant to
Section 8.4 of the Purchase Agreement to purchase all of the shares of Common Stock covered by the option granted hereby, then, notwithstanding Section 2 hereof, options granted hereunder that have not lapsed, terminated or been exercised prior to the date of such offer shall be fully exercisable as of the date such offer is made and may be exercised with respect to all or any part of such shares at any time (prior to the Expiration Date or earlier termination of this option) on or after such date.

     4. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company or with any parent or subsidiary corporation of the Company, the Employee's right to exercise this option, to the extent it is otherwise then exercisable pursuant to Section 2 hereof, shall be limited in the following manner:

     (a) DEATH. If the Employee's employment is terminated by death, the Employee's estate shall have the right, for a period of twelve (12) months following the date of the Employee's death, to exercise the option to the extent it was exercisable by the Employee on the date of death. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the option by reason of such death under the Employee's will or the laws of intestate succession.

     (b) RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the option to the extent it was exercisable by the Employee on the date of such termination. The option shall terminate upon the expiration of such three (3) month period unless the Employee dies prior thereto, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 4(a) shall apply.

     (c) DISABILITY. If the Employee's employment is terminated because of a permanent and total disability (as defined in Internal Revenue Code Section 22 (e)(3)), the Employee or the Employees estate may, within twelve (12) months following such termination, exercise the option to the extent it was exercisable by the Employee on the date of such termination.

     (d) OTHER TERMINATION. If the Employee's employment is terminated for any reason other than those provided in subsection (a), (b) and (c) above, the Employee may, within three (3) months following such termination, exercise the option to the extent it was exercisable by the Employee on the date of such termination. The option shall terminate upon the expiration of such three (3) month period.

     (e) TRANSFER TO RELATED CORPORATION. In the event the Employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company or if the Employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, the Employee shall be deemed to continue as an employee of the Company for all purposes of this Agreement.

     5.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) Subject to any required action by the Company's shareholders, the number of shares of Common Stock covered by the option granted hereby and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

     (b) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, the option granted hereby shall pertain and apply to the securities to which a holder of the number of shares subject to the unexercised portion of this option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation involving the Company in which the Company is not the surviving corporation shall cause this option to terminate on the effective date of any such event, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options having substantially similar terms and conditions. Notwithstanding Section 2 hereof, options granted hereunder that have not lapsed, terminated, or been exercised prior to the date of dissolution or liquidation of the Company or of a merger or consolidation involving the Company in which the Company is not the surviving corporation shall be fully exercisable for a period of ten
(10) days prior to the effective date of any such liquidation, dissolution merger or consolidation unless such options are assumed or substituted by the continuing or surviving corporation.

     (c) To the extent that the foregoing adjustments relate to stock or securities of the company, such adjustments shall be made by the Company's Board of Directors ("Board"), whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee, provided, however, that any such adjustment shall be effective and binding for all purpose hereof whether or not such notice is given or received.

     (d) Except as hereinabove expressly provided in this Section 5, the Employee shall have no rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the option granted hereunder.

     (e) The grant of the option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     6. MANNER OF EXERCISE. The option granted hereby shall be exercised by the Employee by giving written notice to the Company, in substantially the form attached hereto as Exhibit A, which notice shall specify the number of shares of Common Stock which the Employee elects to purchase. Additionally, the Employee shall execute and deliver an Investment Representation Letter, in the form of Exhibit B attached hereto. Upon receipt of such notice of exercise and of payment of the purchase price, the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his legal representative. Payment of the purchase price upon any exercise of the option granted hereby shall be made by check or in cash.

     7. NON-TRANSFERABLE. During the lifetime of the Employee, the option granted to the Employee hereunder shall be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part otherwise than by will or the laws of descent and distribution. If the Employee shall make any purported transfer or assignment of the Employee's option hereunder, such assignment shall be null and void and of no force or effect whatsoever and the Company shall have the right to terminate this Agreement as of the date of any such purported transfer or assignment.

     8. COMPLIANCE WITH SECURITIES AND OTHER LAWS. As a condition to the exercise in whole or in part of the option granted hereby, each notice of exercise shall include a representation by the purchaser that such purchaser intends to acquire the shares of Common Stock specified therein for investment, for such purchaser's own account and not with a view to, or for sale in connection with, any distribution of such shares. The Company shall not be obligated to deliver any shares of Common Stock hereunder for such period as may reasonably be required for it to comply with any applicable requirements of: (i) the Securities Act of 1933; (ii) the Securities Exchange Act of 1934; (iii) applicable state securities laws; (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed; and (v) any other law or regulation applicable to the issuance of such shares.
Shares of Common Stock issued pursuant to exercise of this option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by the securities laws of any state in which the Employee resides:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A TRANSACTION REGISTERED UNDER SAID ACT OR (ii) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE AND IS ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATION OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     9. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in this Agreement shall: (i) confer upon the Employee any right with respect to the continuance of employment by the Company or by any parent or subsidiary corporation of the Company; or (ii) limit in any way the right of the Company or of any parent or subsidiary corporation to terminate the Employee's employment at any time.

     10. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provision hereof, this Agreement and the option granted hereby are governed by, and subject to the terms and conditions of, the Macrovision Corporation Stock Option Plan, as adopted effective September 9, 1988, as amended (the
"Plan"). The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit C). The Employee represents that he is familiar with the terms and conditions of the Plan, and hereby accepts the option granted hereby subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board, or other administrator of the Plan, as to any questions arising under the Plan or under this Agreement. This Agreement, as supplemented by the Plan, shall bind and inure to the benefit of the Company and its successors and assigns, and the Employee and the Employee's estate in the event of death.

     11. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with the postage thereon fully prepaid, addressed to the parties at the addresses indicated on the signature page hereof. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

     12. INDEPENDENT TAX ADVICE. The Employee agrees that Employee has or will obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of the option granted hereby and of the disposition of Common Stock acquired upon exercise hereof, including advice regarding the imposition of the alternative minimum tax on tax preferences generated by exercise of stock options and regarding any holding period requirements for preferential tax treatment. The Employee acknowledges that he has not relied and will not rely upon any advice or representations by the Company or by its employees or representatives with respect to the tax treatment of options granted hereunder.

                                                 Date of Grant

                                                 -----------------


                                                 MACROVISION CORPORATION
                                                 1341 Orleans Drive
                                                 Sunnyvale, California 94089


                                                 By:
                                                    --------------------------
                                                  William A. Krepick, President

AGREED TO AND ACCEPTED:

                                                 -----------------------------
                                                 Employee


                                                 -----------------------------
                                                 (printed name and address)

                                   EXHIBIT A


                          FORM OF NOTICE OF EXERCISE
                          OF MACROVISION CORPORATION
                            INCENTIVE STOCK OPTION


MACROVISION CORPORATION
1341 Orleans Drive
Sunnyvale, California 94089

Gentlemen:

     I hereby exercise the right to purchase __________ shares of Common Stock, without par value, of MACROVISION CORPORATION, under the terms of the option granted to me on _____________________, 19____ pursuant to the Employee Incentive Stock Option Agreement, dated as of said grant date. This exercise of said option and the purchase and delivery of said shares shall be subject to all the terms and conditions of such Employee Incentive Stock Option Agreement.

     I enclose my check for $________________ in full payment of the purchase price of said shares. Please register said shares in my name.

     I hereby represent and agree that I am purchasing the shares for my own account and not with a view to, or for sale in connection with, any distribution of the shares, and that I will not sell the shares without registration under the Securities Act of 1933 or an exemption therefrom and in compliance with applicable state securities laws.

     Dated: _______________________, 19____

                                                 -----------------------------
                                                 (signature)

                                                 -----------------------------

                                                 -----------------------------

                                                 -----------------------------
                                                 (print name and home address)

                                   EXHIBIT B

                        INVESTMENT REPRESENTATION LETTER


Macrovision Corporation
1341 Orleans Drive
Sunnyvale, California 94089

Gentlemen:

     In connection with the exercise by me of a stock option to purchase ____________ shares of the Common Stock (the "Shares") of Macrovision Corporation (the "Company"), I hereby represent to you the following:

     1. I understand that the Shares are highly speculative and that there can be no assurance as to what return, if any, there may be on my investment.
 I have evaluated the risks of making this investment in the Shares, have determined that such investment is consistent with my investment objectives, have the ability to bear the economic risk of such investment and can afford a complete loss of the purchase price of the Shares.

     2. I have made an informed, independent judgment with respect to the desirability of purchasing the Shares from the Company. I have, independently and without reliance upon the Company or any representations or statements made by the Company or its representatives, made my own analysis and decision to purchase the Shares. Neither the Company nor any of its representatives have made any representations or warranties to me, and no prior or future acts by the Company or its representatives shall be deemed to constitute representations or warranties by the Company.

     3. I am acquiring the Shares for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

     4. I understand that the Shares must be held INDEFINITELY unless subsequently registered under the Act and qualified under applicable state securities laws or unless an exemption from such registration and qualification is applicable to any subsequent transfer. I hereby agree that the Shares will not be sold without registration under the Act and qualification under applicable state securities laws or exemption therefrom. I understand that the Company has no present plans for registration or qualification of the Shares and that it has no obligation to register or to qualify the Shares for any future sale thereof by me.

     5. I understand that the certificates evidencing the Shares to be held by me will bear the legends set forth below and may bear certain additional legends required under applicable state securities law:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A TRANSACTION REGISTERED UNDER SAID ACT OR
     (ii) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE AND IS ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     6. I further understand that there is no market for the Shares and there may never be a market for the Shares, and that even if a market develops for the Shares, as a result of the foregoing restrictions on transfer and the representations and warranties hereunder, I may not be able to sell or dispose of the Shares, and that I may thus have to bear the risk of my investment in the Shares for a substantial period of time, or forever.

     7. I acknowledge that no one is acting as my representative in this purchase.

     8. I agree that the Company may note upon its stock transfer records a "stop transfer order" with respect to the Shares in order to enforce the restrictions on transfer hereinabove described. I understand and agree that any and all share certificates issued by the Company to me in connection with the proposed purchase may bear the restrictive legends hereinabove described.
 I further agree that the Company shall not be liable for any refusal to transfer the Shares upon the books of the Company, except in compliance with the terms and conditions of such restrictions.

     9. I agree to indemnify and save and hold harmless the Company, its successors and assigns, and their officers, directors and controlling persons, if any, against any loss, claim, damage, liability, cost and expense arising out of a breach by the undersigned of any of the foregoing representations, warranties and covenants, whether under the Act, as the same may be amended from time to time, the securities laws of any state, or otherwise. Finally, I agree that the terms and conditions of this letter shall also bind upon my heirs, assigns and legal representatives.

     10.  I am a resident of _______________________, County and am purchasing the Shares in the State of California.

     Executed this _______ day of __________________, 199__ at _____________
______________, California.


                                                 -----------------------------
                                                 Signature
Address:

-------------------------------

-------------------------------

                                   EXHIBIT C

                            MACROVISION CORPORATION
                              STOCK OPTION PLAN

                    As Adopted Effective September 9, 1988;
                          Amended September 22, 1988:
                          Amended September 13, 1990;
                     Amended and Restated February 6, 1992;


     1. PURPOSE. The purpose of the MACROVISION CORPORATION STOCK OPTION PLAN (the "Plan") is to grant to selected employees, directors, and consultants of Macrovision Corporation, a California corporation (the "Company") and its subsidiaries and affiliates, a favorable opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue a qualifying relationship with the Company; increasing the interest of such persons in the Company's welfare through participation in the growth and value of the Common Stock; and furnishing such persons with an incentive to improve operations and increase profits of the Company.

     To accomplish the foregoing objectives, this Plan provides a means whereby employees, directors, and consultants may receive options to purchase Common Stock. Options granted under this Plan will be either nonstatutory stock options (subject to federal income taxation upon exercise) or incentive stock options (generally not subject to immediate federal income taxation upon exercise).

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a committee appointed by the Board which shall not have less than two (2) members (in either case, the "Administrator"). No option shall be granted to a director or officer of the Company except (i) by the Board when all of its members are disinterested persons, or (ii) by an Administrator other than the Board when the Administrator is composed of two (2) or more directors having full authority to act in the matter and each member of the Administrator is a disinterested person. "Disinterested person", for this purpose, shall mean a person who, at the time he exercises discretion in administering the Plan, has not at any time within one (1) year prior thereto been granted or awarded selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of the Plan, the Administrator shall have the sole authority, in its discretion:

          (a) to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

          (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

          (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

          (d) to determine the term and the exercise schedule of each option;

          (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Administrator has granted an option;

          (f) to interpret the Plan;

          (g) to accelerate the exercise date or schedule with respect to any option granted under the Plan or, with the consent of the holder thereof, to modify or amend any such option; and

          (h) to make all determinations deemed necessary or advisable for the administration of the Plan.

     3. ELIGIBILITY. Every individual who at the date of grant is an employee of the Company or of any parent or subsidiary of the Company (as defined in Section 5.1(c) below) is eligible to receive incentive stock options and nonstatutory stock options to purchase Common Stock under this Plan. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a non-officer, non-director employee of the Company or a parent or subsidiary of it. Every individual who at the date of grant is a consultant to, or a non-employee director of, the Company or of any affiliate of the Company (as defined in Section 150 of California Corporations Code) is eligible to receive nonstatutory stock options to purchase Common Stock under this Plan, but shall not be eligible to receive incentive stock options. The term "consultant" includes individuals employed by, or otherwise affiliated with, a person providing consulting services to the Company. Notwithstanding the above, neither A. Victor Farrow nor John O. Ryan shall be eligible to receive any stock options under this Plan, and Eugene Eidenberg shall be eligible to receive stock options under this Plan for eighty-three thousand two hundred seventeen (83,217) shares (subject to adjustment as provided in Section 7 hereof) only.

     4. COMMON STOCK SUBIECT TO PLAN.

     (a) There shall be reserved for issue upon the exercise of options granted under the Plan one million seven hundred fifty thousand (1,750,000) shares of Common Stock, subject to adjustment as provided in Section 7 hereof. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

     (b) Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan, plus the aggregate number of shares issued upon the exercise of all options granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of Section 4(a) above.

     5. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a stock option agreement between the individual to whom the option is granted (the "optionee") and the Company. Each such agreement shall designate the option thereby granted as an incentive stock option, a nonstatutory stock option or in part an incentive stock option and in part a nonstatutory stock option. Each such agreement shall be subject to the terms and conditions set forth in Section 5.1, and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case. Incentive stock options shall be subject also to the terms and conditions set forth in Section 5.2.

     5.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE SUBJECT. All options granted under this Plan shall be subject to the following terms and conditions:

     (a) TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, and such period or periods may be amended subsequently only by written mutual agreement of the Company (at the direction of the Administrator) and the optionee. In no event shall such period extend beyond ten (10) years from the date the option is granted in the case of an incentive stock option or ten (10) years and one (1) week from the date the option is granted in the case of a nonstatutory stock option.

     (b) EXERCISE PRICE. The price to be paid for each share of Common
     Stock upon the exercise of an option shall be determined by the Administrator at the time the option is granted, but shall in no event be less than eighty-five percent (85%) in the case of a nonstatutory stock option, and one hundred percent (100%) in the case of an incentive stock option, of the fair market value of a share of Common Stock on the date the option is granted. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, then the fair market value of the Common Stock on such date shall be the mean of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Administrator shall determine the fair market value of the Company's Common Stock on such date.

     (c) MORE THAN TEN PERCENT SHAREHOLDERS. No option shall be granted to any individual who, at the time such option would be granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in Section 5.1(b) hereof) is not less than one hundred percent (100%) in the case of a nonstatutory stock option, one hundred ten percent (110%) in the case of an incentive stock option, of the fair market value of the Common Stock on the date the option is granted, and in the case of an incentive stock option the period within which the option may be exercised (as provided in Section 5.1(a) hereof) does not exceed five
     (5) years from the date the option is granted. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this Section 5.1(c), in determining stock ownership, an optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such optionee holds an option shall not be counted. Additionally, for purposes of this Section 5.1(c), outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the optionee or by any other person.

     (d) METHOD OF PAYMENT FOR COMMON STOCK. The exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase.

     (e) NONTRANSFERABILITY. All options shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee.

     (f) REPURCHASE OF STOCK. If provided in the stock option agreement, at the discretion of the Administrator, the stock to be delivered pursuant to the exercise of any option granted under this Plan may be subject to a right of repurchase in favor of the Company with respect to any optionee whose relationship with the Company is terminated. Such right of repurchase shall be at the option exercise price and shall expire at such time or times as set by the Administrator. Determination of the number of shares subject to such right of repurchase shall be made as of the date the optionee's relationship with the Company terminates.

     (g) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an option, the optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

     5.2 ADDITIONAL TERMS AND CONDITIONS TO WHICH INCENTIVE STOCK OPTIONS ARE SUBIECT. Options granted under this Plan which are designated as incentive stock options shall be subject to the following additional terms and conditions:


     (a) ANNUAL LIMITATION. The aggregate fair market value (determined as of the date an incentive stock option is granted) of the stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one (1) calendar year (under this Plan and under all other incentive stock option plans of the Company and of any parent or subsidiary corporation) shall not exceed One Hundred Thousand Dollars ($100,000).

     (b) DEATH. Upon the death of an employee, any incentive stock option which such employee holds may be exercised, within such period after the date of death as the Administrator shall prescribe in the stock option agreement, by the employee's representative or by the person entitled thereto under the employee's will or the laws of intestate succession.

     (c) DISABILITY. Upon the permanent and total disability of an employee (as defined in Section 105(d)(4) of the Code), any incentive stock option which the employee holds may be exercised by the employee within such period after the date of termination of employment resulting from such disability (not to exceed twelve (12) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of Section 5.2(b) hereof shall apply.

     (d) RETIREMENT. Upon the voluntary retirement of an employee at or after reaching sixty-five (65) years of age, an incentive stock option may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of retirement (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of Section 5.2(b) hereof shall apply.

     (e) TRANSFER TO RELATED CORPORATION. In the event that an employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan.

     (f) OTHER SEVERANCE. In the event an employee leaves the employ of the Company for any reason other than as set forth in subsections (b) through (e), above, any incentive stock option which such employee holds may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of severance (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement.

     (g) DISQUALIFYINQ DISPOSITIONS. If Common stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of within two (2) years from the date of grant of the option or within one
     (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

     6. STOCK ISSUANCE AND RIQHTS AS SHAREHOLDER. Notwithstanding any other provisions of the Plan, no optionee shall have any of the rights of a shareholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) Subject to any required action by the Company's shareholders, the number of shares of Common Stock covered by this Plan as provided in
     Section 4, the number of shares covered by each outstanding option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

     (b) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding option to terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options having substantially similar terms and conditions; provided, however, that if an outstanding option is to terminate upon any such event, the Administrator on such terms and conditions as it deems appropriate, shall provide either by the terms of the stock option agreement or by a resolution adopted prior to the occurrence of any such event, that, for some period of time prior to such event, such option shall be exercisable as to all of the shares covered by the portion of the option that previously has not lapsed, terminated, or been exercised, notwithstanding any exercise schedule provided in the stock option agreement.

     (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     (d) Except as hereinabove expressly provided in this Section 7, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder.

     (e) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     8. SECURITIES LAW REQUIREMENTS.

     (a) The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

     (b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934; (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

     9. AMENDMENT. The Board may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable, except that, without the approval of the Company's shareholders in compliance with the requirements of applicable law, no such revision or amendment shall:

     (a) increase the number of shares of Common Stock reserved under
     Section 4 hereof for issue under the Plan, except as provided in
     Section 7 hereof;

     (b) change the class of persons eligible to participate in the Plan under Section 3 hereof;

     (c) extend the term of the Plan under Section 10 hereof; or

     (d) amend this Section 9 to defeat its purpose.

     10. TERMINATION. The Plan shall terminate automatically on August 31, 1998, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

     11. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Administrator makes the determination granting such option.

     12. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company on September 9, 1988, and shall be effective on said date, provided the Plan is approved within twelve (12) months of said date by the shareholders of the Company in accordance with the requirements of the Code and the California General Corporation Law. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

     14. COMPANY FINANCIAL INFORMATION. The Company shall provide all optionees on an annual basis with the balance sheet and income statement for the then ending financial year to the same extent such information is made available to shareholders of the Company.

                            MACROVISION CORPORATION
                      NONSTATUTORY STOCK OPTION AGREEMENT

                            -------------------
                              (DATE OF GRANT)

     MACROVISION CORPORATION, a California corporation (the "Company"), does hereby grant to _____________ (the "Optionee") a non-transferable option to purchase an aggregate of _______ shares of the Company's Common Stock, without par value, at the price of _________________ ($_____) per share, upon the following terms and conditions:

     1. TERM OF OPTION. Notwithstanding any other provision of this Agreement, the option granted hereby and all rights of the Optionee to purchase Common Stock hereunder shall expire with respect to all of the shares subject hereto on (10 YEARS) (the "Expiration Date"); provided, however that this option shall be subject to termination prior to the Expiration Date in accordance with the provisions of Sections 2, 4, and 10 hereof.

     2. EXERCISE SCHEDULE. Subject to the remaining provisions of this Agreement, the option shall be exercisable in accordance with the following schedule:

                   on or after
     --------------            ----------------

The dates appearing in the above schedule refer to the earliest dates on which the option may be exercised with respect to the number of shares set forth therein, and the option may be exercised with respect to all or any part of such shares at any time (prior to the Expiration Date or earlier termination of this option) on or after such dates. The Optionee must be and remain in the employ of the Company, or of any parent corporation or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f), during the entire period commencing with the date of grant of this option and ending with each of the dates appearing in the above schedule in order to exercise the option with respect to the number of shares set forth next to each such date.

     3. ACCELERATED EXERCISE. The Company and University National Bank & Trust Company, Trustee (the "Purchaser") are parties to a Stock and Convertible Note Purchase Agreement dated May 24, 1991 (the "Purchase Agreement"). In the event that the Purchaser makes an offer pursuant to
Section 8.4 of the Purchase Agreement to purchase all of the shares of Common Stock covered by the option granted hereby, then, notwithstanding Section 2 hereof, options granted hereunder that have not lapsed, terminated or been exercised prior to the date of such offer shall be fully exercisable as of the date such offer is made and may be exercised with respect to all or any part of such shares at any time (prior to the Expiration Date or earlier termination of this option) on or after such date.

     4. RIGHTS ON TERMINATION OF EMPLOYMENT. If the Optionee ceases to be an employee of the Company or of any affiliate of the Company prior to exercise in full, lapse or termination of this option, the Optionee's right to exercise this option, to the extent it is otherwise then exercisable pursuant to Section 2 hereof, shall be limited in the following manner:

     (a) DEATH. If the Optionee's employment is terminated by death, the Optionee's estate shall have the right, for a period of twelve (12) months following the date of the Optionee's death, to exercise the option to the extent it was exercisable by the Optionee on the date of death. The Optionee's estate shall mean the Optionee's legal representative upon death or any person who acquires the right to exercise the option by reason of such death under the Optionee's will or the laws of intestate succession.

     (b) RETIREMENT. If the Optionee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Optionee may, within three (3) months following such termination, exercise the option to the extent it was exercisable by the Optionee on the date of such termination. The option shall terminate upon the expiration of such three (3) month period unless the Optionee dies prior thereto, in which event the Optionee shall be treated as though the Optionee had died on the date of retirement and the provisions of Section 4(a) shall apply.

     (c) DISABILITY. If the Optionee's employment is terminated because of a permanent and total disability (as defined in Internal Revenue Code Section 22 (e)(3)), the Optionee or the Optionee's estate may, within twelve (12) months following such termination, exercise the option to the extent it was exercisable by the Optionee on the date of such termination.

     (d) OTHER TERMINATION. If the Optionee ceases to be an employee for any reason other than those provided in subsections (a), (b) or (c) above, the option shall terminate on the date the Optionee ceases to be an employee.

     (e) TRANSFER TO RELATED CORPORATION. In the event the Optionee ceases to be an employee of the Company in order to become an employee of any parent or subsidiary corporation of the Company or if the Optionee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, the Optionee shall be deemed to continue as an employee of the Company for all purposes of this Agreement.

     5.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) Subject to any required action by the Company's shareholders, the number of shares of Common Stock covered by the option granted hereby and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

     (b) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, the option granted hereby shall pertain and apply to the securities to which a holder of the number of shares subject to the unexercised portion of this option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation involving the Company in which the Company is not the surviving corporation shall cause this option to terminate on the effective date of any such event, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options having substantially similar terms and conditions. Notwithstanding Section 2 hereof, options granted hereunder that have not lapsed, terminated, or been exercised prior to the date of dissolution or liquidation of the Company or of a merger or consolidation involving the Company in which the Company is not the surviving corporation shall be fully exercisable for a period of ten
(10) days prior to the effective date of any such liquidation, dissolution merger or consolidation unless such options are assumed or substituted by the continuing or surviving corporation.

     (c) To the extent that the foregoing adjustments relate to stock or securities of the company, such adjustments shall be made by the Company's Board of Directors ("Board"), whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Optionee, provided, however, that any such adjustment shall be effective and binding for all purpose hereof whether or not such notice is given or received.

     (d) Except as hereinabove expressly provided in this Section 5, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the option granted hereunder.

     (e) The grant of the option hereby shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     6. MANNER OF EXERCISE. The option granted hereby shall be exercised by the Optionee by giving written notice to the Company, in substantially the form attached hereto as Exhibit A, which notice shall specify the number of shares of Common Stock which the Optionee elects to purchase. Additionally, the Optionee shall execute and deliver an Investment Representation Letter, in the form of Exhibit B attached hereto. Upon receipt of such notice of exercise and of payment of the purchase price, the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Optionee's name or in the name of his legal representative. Payment of the purchase price upon any exercise of the option granted hereby shall be made by check or in cash.

     7. NON-TRANSFERABLE. During the lifetime of the Optionee, the option granted to the Optionee hereunder shall be exercisable only by the Optionee and shall not be transferable or assignable by the Optionee in whole or in part otherwise than by will or the laws of descent and distribution. If the Optionee shall make any purported transfer or assignment of the Optionee's option hereunder, such assignment shall be null and void and of no force or effect whatsoever and the Company shall have the right to terminate this Agreement as of the date of any such purported transfer or assignment.

     8. COMPLIANCE WITH SECURITIES AND OTHER LAWS. As a condition to the exercise in whole or in part of the option granted hereby, each notice of exercise shall include a representation by the purchaser that such purchaser intends to acquire the shares of Common Stock specified therein for investment, for such purchaser's own account and not with a view to, or for sale in connection with, any distribution of such shares. The Company shall not be obligated to deliver any shares of Common Stock hereunder for such period as may reasonably be required for it to comply with any applicable requirements of: (i) the Securities Act of 1933; (ii) the Securities Exchange Act of 1934; (iii) applicable state securities laws; (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed; and (v) any other law or regulation applicable to the issuance of such shares. Shares of Common Stock issued pursuant to exercise of this option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by the securities laws of any state in which the Optionee resides:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A TRANSACTION REGISTERED UNDER SAID ACT OR
     (ii) IF AN

     EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE AND IS ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATION OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     9. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in this Agreement shall: (i) confer upon the Optionee any right with respect to the continuance of employment by the Company or by any parent or subsidiary corporation of the Company; or (ii) limit in any way the right of the Company or of any parent or subsidiary corporation to terminate the Optionee's employment at any time.

     10. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provision hereof, this Agreement and the option granted hereby are governed by, and subject to the terms and conditions of, the Macrovision Corporation Stock Option Plan, as adopted effective September 9, 1988, as amended (the "Plan"). The Optionee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit C). The Optionee represents that he is familiar with the terms and conditions of the Plan, and hereby accepts the option granted hereby subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions of this Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board, or other administrator of the Plan, as to any questions arising under the Plan or under this Agreement. This Agreement, as supplemented by the Plan, shall bind and inure to the benefit of the Company and its successors and assigns, and the Optionee and the Optionee's estate in the event of death.

     11. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with the postage thereon fully prepaid, addressed to the parties at the addresses indicated on the signature page hereof. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

     12. WITHHOLDING AND EMPLOYMENT TAXES. Upon exercise of any option granted hereunder, the Optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

     13. INDEPENDENT TAX ADVICE. The Optionee agrees that Optionee has or will obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of the option granted hereby and of the disposition of Common Stock acquired upon exercise hereof. The Optionee acknowledges that he has not relied and will not rely upon any advice or representations by the Company or by its employees or representatives with respect to the tax treatment of options granted hereunder.

     14. NOT INCENTIVE STOCK OPTION. This option shall not be treated as an Incentive Stock Option.

                                             Date of Grant

                                             ---------------

                                             MACROVISION CORPORATION
                                             1341 Orleans Drive
                                             Sunnyvale, California 94089

                                             By:
                                                ----------------------------
                                                William A. Krepick, President

AGREED TO AND ACCEPTED:

                                             -------------------------------
                                             Optionee

                                             -------------------------------

                                             -------------------------------
                                             (printed name and address)

                                    EXHIBIT A


                          FORM OF NOTICE OF EXERCISE
                          OF MACROVISION CORPORATION
                          NONSTATUTORY STOCK OPTION


MACROVISION CORPORATION
1341 Orleans Drive
Sunnyvale, California 94089

Gentlemen:

     I hereby exercise the right to purchase __________ shares of Common Stock, without par value, of MACROVISION CORPORATION, under the terms of the option granted to me on _____________________, 19____ pursuant to the Nonstatutory Stock Option Agreement, dated as of said grant date. This exercise of said option and the purchase and delivery of said shares shall be subject to all the terms and conditions of such Nonstatutory Stock Option Agreement.

     I enclose my check for $________________ in full payment of the purchase price of said shares. Please register said shares in my name.

     I hereby represent and agree that I am purchasing the shares for my own account and not with a view to, or for sale in connection with, any distribution of the shares, and that I will not sell the shares without registration under the Securities Act of 1933 or an exemption therefrom and in compliance with applicable state securities laws.

     Dated: _______________________, 19____


                                              ------------------------------
                                                 (signature)

                                              ------------------------------

                                              ------------------------------

                                              ------------------------------
                                               (print name and home address)

                                   EXHIBIT B

                         INVESTMENT REPRESENTATION LETTER


Macrovision Corporation
1341 Orleans Drive
Sunnyvale, California 94089

Gentlemen:

     In connection with the exercise by me of a stock option to purchase ____________ shares of the Common Stock (the "Shares") of Macrovision Corporation (the "Company"), I hereby represent to you the following:

     1. I understand that the Shares are highly speculative and that there can be no assurance as to what return, if any, there may be on my investment.
 I have evaluated the risks of making this investment in the Shares, have determined that such investment is consistent with my investment objectives, have the ability to bear the economic risk of such investment and can afford a complete loss of the purchase price of the Shares.

     2. I have made an informed, independent judgment with respect to the desirability of purchasing the Shares from the Company. I have, independently and without reliance upon the Company or any representations or statements made by the Company or its representatives, made my own analysis and decision to purchase the Shares. Neither the Company nor any of its representatives have made any representations or warranties to me, and no prior or future acts by the Company or its representatives shall be deemed to constitute representations or warranties by the Company.

     3. I am acquiring the Shares for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

     4. I understand that the Shares must be held INDEFINITELY unless subsequently registered under the Act and qualified under applicable state securities laws or unless an exemption from such registration and qualification is applicable to any subsequent transfer. I hereby agree that the Shares will not be sold without registration under the Act and qualification under applicable state securities laws or exemption therefrom. I understand that the Company has no present plans for registration or qualification of the Shares and that it has no obligation to register or to qualify the Shares for any future sale thereof by me.

     5. I understand that the certificates evidencing the Shares to be held by me will bear the legends set forth below and may bear certain additional legends required under applicable state securities law:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
     WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A TRANSACTION REGISTERED UNDER SAID ACT OR (ii) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE AND IS ESTABLISHED TO THE SATISFACTION OF THE ISSUER.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     6. I further understand that there is no market for the Shares and there may never be a market for the Shares, and that even if a market develops for the Shares, as a result of the foregoing restrictions on transfer and the representations and warranties hereunder, I may not be able to sell or dispose of the Shares, and that I may thus have to bear the risk of my investment in the Shares for a substantial period of time, or forever.

     7. I acknowledge that no one is acting as my representative in this purchase.

     8. I agree that the Company may note upon its stock transfer records a "stop transfer order" with respect to the Shares in order to enforce the restrictions on transfer hereinabove described. I understand and agree that any and all share certificates issued by the Company to me in connection with the proposed purchase may bear the restrictive legends hereinabove described.
 I further agree that the Company shall not be liable for any refusal to transfer the Shares upon the books of the Company, except in compliance with the terms and conditions of such restrictions.

     9. I agree to indemnify and save and hold harmless the Company, its successors and assigns, and their officers, directors and controlling persons, if any, against any loss, claim, damage, liability, cost and expense arising out of a breach by the undersigned of any of the foregoing representations, warranties and covenants, whether under the Act, as the same may be amended from time to time, the securities laws of any state, or otherwise. Finally, I agree that the terms and conditions of this letter shall also bind upon my heirs, assigns and legal representatives.

     10.  I am a resident of _______________________, County and am purchasing the Shares in the State of California.

     Executed this _______ day of __________________, 199__ at _____________
______________, California.



                                                ------------------------------
                                                           Signature

Address:

-------------------------------


-------------------------------

                                   EXHIBIT C

                            MACROVISION CORPORATION
                              STOCK OPTION PLAN

                     As Adopted Effective September 9, 1988;
                           Amended September 22, 1988:
                           Amended September 13, 1990;
                     Amended and Restated February 6, 1992;


     1. PURPOSE. The purpose of the MACROVISION CORPORATION STOCK OPTION PLAN (the "Plan") is to grant to selected employees, directors, and consultants of Macrovision Corporation, a California corporation (the "Company") and its subsidiaries and affiliates, a favorable opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue a qualifying relationship with the Company; increasing the interest of such persons in the Company's welfare through participation in the growth and value of the Common Stock; and furnishing such persons with an incentive to improve operations and increase profits of the Company.

To accomplish the foregoing objectives, this Plan provides a means whereby employees, directors, and consultants may receive options to purchase Common Stock. Options granted under this Plan will be either nonstatutory stock options (subject to federal income taxation upon exercise) or incentive stock options (generally not subject to immediate federal income taxation upon exercise).

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a committee appointed by the Board which shall not have less than two (2) members (in either case, the "Administrator"). No option shall be granted to a director or officer of the Company except (i) by the Board when all of its members are disinterested persons, or (ii) by an Administrator other than the Board when the Administrator is composed of two (2) or more directors having full authority to act in the matter and each member of the Administrator is a disinterested person. "Disinterested person", for this purpose, shall mean a person who, at the time he exercises discretion in administering the Plan, has not at any time within one (1) year prior thereto been granted or awarded selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of the Plan, the Administrator shall have the sole authority, in its discretion:

     (a) to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

     (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

     (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

     (d) to determine the term and the exercise schedule of each option;

     (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Administrator has granted an option;

     (f) to interpret the Plan;

     (g) to accelerate the exercise date or schedule with respect to any option granted under the Plan or, with the consent of the holder thereof, to modify or amend any such option; and

     (h) to make all determinations deemed necessary or advisable for the administration of the Plan.

     3. ELIGIBILITY. Every individual who at the date of grant is an employee of the Company or of any parent or subsidiary of the Company (as defined in Section 5.1(c) below) is eligible to receive incentive stock options and nonstatutory stock options to purchase Common Stock under this Plan. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a non-officer, non-director employee of the Company or a parent or subsidiary of it. Every individual who at the date of grant is a consultant to, or a non-employee director of, the Company or of any affiliate of the Company (as defined in Section 150 of California Corporations Code) is eligible to receive nonstatutory stock options to purchase Common Stock under this Plan, but shall not be eligible to receive incentive stock options. The term "consultant" includes individuals employed by, or otherwise affiliated with, a person providing consulting services to the Company. Notwithstanding the above, neither A. Victor Farrow nor John O. Ryan shall be eligible to receive any stock options under this Plan, and Eugene Eidenberg shall be eligible to receive stock options under this Plan for eighty-three thousand two hundred seventeen (83,217) shares (subject to adjustment as provided in Section 7 hereof) only.

     4. COMMON STOCK SUBIECT TO PLAN.

     (a) There shall be reserved for issue upon the exercise of options granted under the Plan one million seven hundred fifty thousand (1,750,000) shares of Common Stock, subject to adjustment as provided in Section 7 hereof. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

     (b) Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan, plus the aggregate number of shares issued upon the exercise of all options granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of Section 4(a) above.

     5. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a stock option agreement between the individual to whom the option is granted (the "optionee") and the Company. Each such agreement shall designate the option thereby granted as an incentive stock option, a nonstatutory stock option or in part an incentive stock option and in part a nonstatutory stock option. Each such agreement shall be subject to the terms and conditions set forth in Section 5.1, and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case. Incentive stock options shall be subject also to the terms and conditions set forth in Section 5.2.

     5.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE SUBJECT. All options granted under this Plan shall be subject to the following terms and conditions:

     (a) TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, and such period or periods may be amended subsequently only by written mutual agreement of the Company (at the direction of the Administrator) and the optionee. In no event shall such period extend beyond ten (10) years from the date the option is granted in the case of an incentive stock option or ten (10) years and one (1) week from the date the option is granted in the case of a nonstatutory stock option.

     (b) EXERCISE PRICE. The price to be paid for each share of Common Stock upon the exercise of an option shall be determined by the Administrator at the time the option is granted, but shall in no event be less than eighty-five percent (85%) in the case of a nonstatutory stock option, and one hundred percent (100%) in the case of an incentive stock option, of the fair market value of a share of Common Stock on the date the option is granted. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, then the fair


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


     market value of the Common Stock on such date shall be the mean of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Administrator shall determine the fair market value of the Company's Common Stock on such date.

     (c) MORE THAN TEN PERCENT SHAREHOLDERS. No option shall be granted to any individual who, at the time such option would be granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in Section 5.1(b) hereof) is not less than one hundred percent (100%) in the case of a nonstatutory stock option, one hundred ten percent (110%) in the case of an incentive stock option, of the fair market value of the Common Stock on the date the option is granted, and in the case of an incentive stock option the period within which the option may be exercised (as provided in Section 5.1(a) hereof) does not exceed five
     (5) years from the date the option is granted. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this Section 5.1(c), in determining stock ownership, an optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such optionee holds an option shall not be counted. Additionally, for purposes of this Section 5.1(c), outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the optionee or by any other person.

     (d) METHOD OF PAYMENT FOR COMMON STOCK. The exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase.

     (e) NONTRANSFERABILITY. All options shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee.

     (f) REPURCHASE OF STOCK. If provided in the stock option agreement, at the discretion of the Administrator, the stock to be delivered pursuant to the exercise of any option granted under this Plan may be subject to a right of repurchase in favor of the Company with respect to any optionee whose relationship with the Company is terminated. Such right of repurchase shall be at the option exercise price and shall expire at such time or times as set by the Administrator. Determination of the number of shares subject to such right of repurchase shall be made as of the date the Optionee's relationship with the Company terminates.

     (g) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an option, the optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

     5.2 ADDITIONAL TERMS AND CONDITIONS TO WHICH INCENTIVE STOCK OPTIONS ARE SUBIECT. Options granted under this Plan which are designated as incentive stock options shall be subject to the following additional terms and conditions:

     (a) ANNUAL LIMITATION. The aggregate fair market value (determined as of the date an incentive stock option is granted) of the stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one (1) calendar year (under this Plan and under all other incentive stock option plans of the Company and of any parent or subsidiary corporation) shall not exceed One Hundred Thousand Dollars ($100,000).

     (b) DEATH. Upon the death of an employee, any incentive stock option which such employee holds may be exercised, within such period after the date of death as the Administrator shall prescribe in the stock option agreement, by the employee's representative or by the person entitled thereto under the employee's will or the laws of intestate succession.

     (c) DISABILITY. Upon the permanent and total disability of an employee (as defined in Section 105(d)(4) of the Code), any incentive stock option which the employee holds may be exercised by the employee within such period after the date of termination of employment resulting from such disability (not to exceed twelve (12) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of Section 5.2(b) hereof shall apply.

     (d) RETIREMENT. Upon the voluntary retirement of an employee at or after reaching sixty-five (65) years of age, an incentive stock option may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of retirement (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement. The option shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of Section 5.2(b) hereof shall apply.

     (e) TRANSFER TO RELATED CORPORATION. In the event that an employee leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan.

     (f) OTHER SEVERANCE. In the event an employee leaves the employ of the Company for any reason other than as set forth in subsections (b) through (e), above, any incentive stock option which such employee holds may be exercised by such employee with respect to all or any portion of the balance of the Common Stock subject thereto within such period after the date of severance (not to exceed three (3) months) as the Administrator shall prescribe in the stock option agreement.

     (g) DISQUALIFYINQ DISPOSITIONS. If Common stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of within two (2) years from the date of grant of the option or within one
     (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

     6. STOCK ISSUANCE AND RIQHTS AS SHAREHOLDER. Notwithstanding any other provisions of the Plan, no optionee shall have any of the rights of a shareholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

     7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) Subject to any required action by the Company's shareholders, the number of shares of Common Stock covered by this Plan as provided in
     Section 4, the number of shares covered by each outstanding option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

     (b) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding option to terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options having substantially similar terms and conditions; provided, however, that if an outstanding option is to terminate upon any such event, the Administrator on such terms and conditions as it deems appropriate, shall provide either by the terms of the stock option agreement or by a resolution adopted prior to the occurrence of any such event, that, for some period of time prior to such event, such option shall be exercisable as to all of the shares covered by the portion of the option that previously has not lapsed, terminated, or been exercised, notwithstanding any exercise schedule provided in the stock option agreement.

     (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     (d) Except as hereinabove expressly provided in this Section 7, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder.

     (e) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     8. SECURITIES LAW REQUIREMENTS.

     (a) The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

     (b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934; (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and
     (iii) all other applicable provisions of state and federal law have been satisfied.

     9. AMENDMENT. The Board may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable, except that, without the approval of the Company's shareholders in compliance with the requirements of applicable law, no such revision or amendment shall:

     (a) increase the number of shares of Common Stock reserved under
     Section 4 hereof for issue under the Plan, except as provided in
     Section 7 hereof;

     (b) change the class of persons eligible to participate in the Plan under Section 3 hereof;

     (c) extend the term of the Plan under Section 10 hereof; or

     (d) amend this Section 9 to defeat its purpose.

     10. TERMINATION. The Plan shall terminate automatically on August 31, 1998, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

     11. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Administrator makes the determination granting such option.

     12. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company on September 9, 1988, and shall be effective on said date, provided the Plan is approved within twelve (12) months of said date by the shareholders of the Company in accordance with the requirements of the Code and the California General Corporation Law. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

     14. COMPANY FINANCIAL INFORMATION. The Company shall provide all Optionees on an annual basis with the balance sheet and income statement for the then ending financial year to the same extent such information is made available to shareholders of the Company.


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